UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Z TRIM HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
on December 1, 2011

To the Shareholders of Z Trim Holdings, Inc.:

Z Trim Holdings, Inc. will hold its annual meeting of shareholders at the DoubleTree Hotel, located at 510 E. IL Rt. 83 Mundelein, Illinois 60060, on Thursday, December 1, 2011, at 10:00 a.m. Central Time, for the following purposes:

(1)	To elect five directors to serve until the next annual meeting and until their successors have been duly elected.

(2)	To ratify the selection of M&K CPAs, PLLC as Z Trim’s independent auditors.

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Z Trim Holdings, Inc.’s shareholders of record at the close of business on October 10, 2011, will be entitled to vote at the meeting or any adjournment of the meeting.  On or about October 15, 2011, we expect to mail shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report, as well as vote, online.

We call your attention to the proxy statement accompanying this notice for a more complete statement about the matters to be acted upon at the meeting.

By order of the Board of Directors

/s/ Brian Chaiken

Brian Chaiken
Chief Financial Officer, Chief Legal Officer and Secretary

Mundelein, Illinois
October 12, 2011

You may vote in person or by using a proxy as follows:

• By internet:	Go to www.proxyvote.com. Please have the notice we sent to you in hand because it has your personal 12 digit control number(s) needed for your vote.

• By telephone:	Call 1-800-690-6903 on a touch-tone telephone. Please have the notice we sent to you in hand because it has your personal 12 digit control number(s) needed for your vote.

• By mail:	Please request written materials as provided on page 1 of the proxy statement. Complete, sign, and date the proxy card and return it to the address indicated on the proxy card.

If you later find that you will be present at the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted.

Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060
[Missing Graphic Reference]
PROXY STATEMENT
[Missing Graphic Reference]
TABLE OF CONTENTS

COMMONLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	4
PROPOSAL ONE: ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE	8
Selection Criteria for Directors	9
Board of Directors Meetings	9
Director Independence	9
Board Leadership Structure	9
Board’s Role in Risk Oversight	9
Board Committees	9
Communications with the Board	10
Code of Ethics, Committee Charters and Other Corporate Governance Documents	10
Directors’ Compensation	10
PROPOSAL TWO: RATIFY THE AUDIT COMMITTEE’S SELECTION OF M&K CPAs, PLCC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012	11
Report of Audit Committee	11
Auditor Fees and Services	12
Audit Committee Pre-Approval Policy	12
EXECUTIVE COMPENSATION	12
Summary Compensation Table	13
Outstanding Equity Awards at Fiscal Year-End	13
Option Exercises and Stock Vested	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY	14
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15

Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 1, 2011

COMMONLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:       WHEN IS THIS PROXY MATERIAL FIRST AVAILABLE TO SHAREHOLDERS?

A:       On or about October 15, 2011, Z Trim Holdings, Inc. (“Z Trim”, “we” or the “Company”) expects to mail shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy material over the internet.

Q:	WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A PRINTED COPY OF THE PROXY MATERIALS?

A:       Pursuant to the rules adopted by the Securities and Exchange Commission, we are permitted to provide access to our proxy material over the internet instead of mailing a printed copy of the proxy material to each shareholder.  As a result, on or about October 15, 2011, we expect to mail shareholders a Notice of Internet Availability of Proxy Materials containing instructions regarding how to access our proxy material, including our proxy statement and annual report, and vote via the internet.  You will not receive a printed copy of the proxy material unless you request one by following the instructions included in the Notice of Internet Availability of Proxy Materials or provided below.

Important Notice Regarding the Availability of Proxy Materials for
 the Shareholder Meeting to Be Held on December 1, 2011

The proxy statement and annual report are available at www.proxyvote.com.

At www.proxyvote.com, shareholders can view the proxy material, cast their vote and request to receive paper copies of the proxy material by mail.  To view this material, your browser must support the PDF file format.  If your browser does not support PDF viewing, download and installation instructions are available at the above link.

Q:       HOW CAN SHAREHOLDERS REQUEST PAPER COPIES OF THE PROXY MATERIAL?

A:       Shareholders may request that paper copies of the proxy material, including an annual report, proxy statement and proxy card, be sent to them without charge as follows:

•	By internet: www.proxyvote.com
•	By email: Send a blank email with your 12 digit control number(s) in the subject line to info@amstock.com
•	By telephone: 1-800-690-6903

When you make your request, please have your 12 digit control number(s) available; that control number was included in the notice that was mailed to you.  To assure timely delivery of the proxy material before the annual meeting, please make your request no later than November 17, 2011.

Q:       WHAT AM I VOTING ON?

A:       At the annual meeting you will be voting on two proposals:

1.	The election of five directors to the Board of Directors to serve until Z Trim’s next annual meeting and until their successors have been duly elected. This year’s nominees are:

•Steven J. Cohen •Morris Garfinkle •Brian S. Israel •Mark Hershhorn •Edward Smith III

2.	A proposal to ratify the Audit Committee’s selection of M&K CPAs, PLCC as Z Trim’s independent auditor for 2012.

Q:       WHAT ARE THE BOARD’S VOTING RECOMMENDATIONS?

A:       The Board of Directors is soliciting this proxy and recommends the following votes:

•	FOR each of the nominees for election to the Board of Directors;

•	FOR the ratification of the Audit Committee’s selection of M&K CPAs, PLCC as Z Trim’s independent auditors for 2012;

Q:       WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

A:       To conduct the annual meeting, holders of a majority of the votes that shareholders are entitled to cast, as of the Record Date, must be present in person or by duly authorized proxy. This is referred to as a “quorum.”  Abstentions and shares which are the subject of broker non-votes will be counted for the purpose of determining whether a quorum exists; shares represented at a meeting for any purpose are counted in the quorum for all matters to be considered at the meeting.

Each share of common stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors.  With respect to the election of directors, you have cumulative voting rights, in which you may cast as many votes as there are directors to be elected for each share of common stock held by you, and may cast your total number of votes for one nominee or divide the total among any number of nominees. Assuming a quorum is present, the five  candidates receiving the greatest number of votes cast will be elected as directors of the Company.  Any votes attempted to be cast “against” a candidate are not given legal effect and are not counted as votes cast in the election of directors.  Therefore, any shares which are not voted, whether by withheld authority or otherwise, have no effect in the election of directors except to the extent that the failure to vote for any individual results in another individual receiving a relatively larger number of votes.

Ratification of M&K CPAs, PLCC as Z Trim’s independent auditors will be determined by a majority of the shares voting on this matter, assuming a quorum is present.  Therefore, abstentions and broker non-votes will not affect this vote, except insofar as they reduce the number of shares which are voted.

Q:       WHAT IF I DO NOT VOTE?

A:       The effect of not voting will depend on how your share ownership is registered.

If you own shares as a registered holder and you do not vote, the shares that you do not vote will not be represented at the meeting and will not count toward the quorum requirement. If a quorum is obtained, then the shares that you have not voted will not affect whether a proposal is approved or rejected.

If you are a shareholder whose shares are not registered in your name and you do not vote, then your bank, broker or other holder of record may still represent your shares at the meeting for purposes of obtaining a quorum.  In the absence of your voting instructions, your bank, broker or other holder of record may or may not vote your shares in its discretion depending on the proposal before the meeting. As a result of rules applicable to director elections after January 1, 2010, your broker may no longer vote your shares in its discretion in the election of directors;  therefore, you must vote your shares if you want them to be counted in the election of directors. However, your broker may vote your shares in its discretion on routine matters such as the ratification of the Z Trim’s independent auditors.

Q:       WHO MAY VOTE?

A:       You may vote at the annual meeting if you were a shareholder of record of Z Trim common stock as of the close of business on October 10, 2011, which is the “Record Date.”  As of the Record Date, Z Trim had 13,446,276 shares of common stock outstanding.  Each outstanding share of common stock is entitled to one vote on each matter presented, except that cumulative voting rights currently are in effect for the election of directors.  Any shareholder entitled to vote may vote either in person or by duly authorized proxy.

Q:       HOW DO I VOTE?

A:       We offer four methods for you to vote your shares at the annual meeting—in person; via the internet; by telephone; or by mail. You may vote in person at the annual meeting or authorize the persons named as proxies on the proxy card, Steven J. Cohen and Brian Chaiken, to vote your shares.  We recommend that you vote as soon as possible, even if you are planning to attend the annual meeting, so that the vote count will not be delayed.

While we offer four methods, we encourage you to vote via the internet, as it is the most cost-effective method available.  There is no charge to vote your shares via the internet, though you may incur costs associated with electronic access, such as usage charges from internet access providers. If you choose to vote your shares via the internet, there is no need for you to request or mail back a proxy card.

• By internet:	Go to www.proxyvote.com. Please have the notice we sent to you in hand because it has your personal 12 digit control number(s) needed for your vote.

• By telephone:	On a touch-tone telephone, call 1-800-690-6903. Please have the notice we sent to you in hand because it has your personal 12 digit control number(s) needed for your vote.

• By mail:	Please request written materials as provided on page 1 of the proxy statement. Complete, sign, and date the proxy card and return it to the address indicated on the proxy card.

If your shares are not registered in your name, then you vote by giving instructions to the firm that holds your shares rather than using any of these methods. Please check the voting form of the firm that holds your shares to see if it offers internet or telephone voting procedures.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE REQUEST TO VOTE?

A:       It means your shares are held in more than one account. You should vote the shares on all of your proxy requests. You may help us reduce costs by consolidating your accounts so that you receive only one set of proxy materials in the future. To consolidate your accounts, please contact our transfer agent, American Stock Transfer, toll-free at 1-800-937-5449.

Q:       WHO WILL COUNT THE VOTE?

A       Broadridge Financial Solutions, Inc.: will use an automated system to tabulate the votes.  Z Trim representatives will serve as the election inspectors.

Q:       WHO CAN ATTEND THE ANNUAL MEETING?

A:       All shareholders of record as of the close of business on October 10, 2011, can attend the meeting.  However, seating is limited and will be on a first arrival basis.

To attend the annual meeting, please follow these instructions:

•	Bring proof of ownership of Z Trim common stock and a form of identification; or

•	If a broker or other nominee holds your shares, bring proof of ownership of Z Trim common stock through such broker or nominee and a form of identification.

Q:       CAN I CHANGE MY VOTE AFTER I RETURN OR SUBMIT MY PROXY?

A:       Yes. Even after you have submitted your proxy, proxies may be revoked at any time prior to the voting thereof either by written notice filed with the secretary or acting secretary of the meeting or by oral notice to the presiding officer during the meeting.  Presence at the annual meeting of a shareholder who has appointed a proxy does not in itself revoke a proxy.

Q:       MAY I VOTE AT THE ANNUAL MEETING?

A:       If you complete a proxy card or vote via the internet, you may still vote in person at the annual meeting. To vote at the meeting, please either give written notice that you would like to revoke your original proxy to the secretary or acting secretary of the meeting or oral notice to the presiding officer during the meeting.

If a broker, bank or other nominee holds your shares and you wish to vote in person at the annual meeting you must  obtain a proxy issued in your name from the broker, bank or other nominee; otherwise you will not be permitted to vote in person at the annual meeting.

Q:       WHO IS MAKING THIS SOLICITATION?

A:       This solicitation is being made on behalf of Z Trim by its Board of Directors. Z Trim will pay the expenses in connection with the solicitation of proxies.  Upon request, Z Trim will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy material and annual report to the beneficial owners of shares which such persons hold of record.  Z Trim will solicit proxies by mailing a Notice of Internet Availability of Proxy Materials to all shareholders; paper copies of the proxy material will be sent upon request as provided above as well as in the Notice of Internet Availability of Proxy Materials.  Proxies may be solicited in person, or by telephone, e-mail or fax, by officers and regular employees of Z Trim who will not be separately compensated for those services.

Q:       WHEN ARE SHAREHOLDER PROPOSALS AND SHAREHOLDER NOMINATIONS DUE FOR THE 2012 ANNUAL MEETING?

A:       The Secretary must receive a shareholder proposal no later than June 16, 2012, in order for the proposal to be considered for inclusion in our proxy materials for the 2012 annual meeting.  To otherwise bring a proposal or nomination before the 2012 annual meeting, you must comply with our bylaws.  Currently, our bylaws require written notice to the Secretary no later than June 16, 2012.  The purpose of this requirement is to assure adequate notice of, and information regarding, any such matter as to which shareholder action may be sought.  If we receive your notice after June 16, 2012, then your proposal or nomination will be untimely. In addition, your proposal or nomination must comply with the procedural provisions of our bylaws. If you do not comply with these procedural provisions, your proposal or nomination can be excluded. Should the Board nevertheless choose to present your proposal, the named Proxies will be able to vote on the proposal using their best judgment.

Q:       WHAT IS THE ADDRESS OF THE SECRETARY?

A:       The address of the Secretary is:

Z Trim Holdings, Inc.
Attn: Brian Chaiken
1011 Campus Drive
Mundelein, Illinois 60060

Q:       WILL THERE BE OTHER MATTERS TO VOTE ON AT THIS ANNUAL MEETING?

A:    We are not aware of any other matters that you will be asked to vote on at the annual meeting. Other matters may be voted on if they are properly brought before the annual meeting. If other matters are properly brought before the annual meeting, then the named proxies will vote the proxies they hold in their discretion on such matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

 In accordance with Z Trim’s bylaws, the Board of Directors has determined that there shall be five directors elected at the annual meeting of shareholders to serve until their successors are duly elected and qualified. The persons who are nominated as directors, and for whom proxies will be voted unless a shareholder specifies otherwise, are named below.

Each Shareholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The five candidates receiving the greatest number of votes cast will be elected as directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for the nominees. If any of the nominees should decline or be unable to act as a director, the proxies will be voted with discretionary authority for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unable or decline to serve as a director if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM EXPIRING AT THE 2012 ANNUAL MEETING.

The following sets forth brief biographical information and attributes for each director nominee.  Each of the nominees are presently serving as directors of the Company.  Together, the experience and attributes included below provide the reasons that these individuals were selected for Board membership and/or nominated for re-election, as well as why they continue to serve on the Board.

Name and Age	Principal Occupation, Business Experience and Education
Steven J. Cohen, 55 Director since 2006
Mr. Cohen, the Company's President, has been employed by Z Trim since 2002 when he was hired as its director of investor relations.  He was promoted to Vice President of Corporate Development in 2003 and to President in 2006 when he also began serving on the Board of Directors.  In 2007, Mr. Cohen assumed the role of chief executive officer.  Prior to joining Z Trim, Mr. Cohen had 25 years' experience at the Chicago Mercantile Exchange where he worked in various brokerage house positions as well as a trader. Mr. Cohen attended college at the University of Illinois and Oakton Community College.  Mr. Cohen was a member of the U.S. Olympic Team at the 1988 Olympics in Seoul and was a coach for the U.S. Olympic Team at the 2000 Olympics in Sydney Australia. Mr. Cohen’s  understanding of the Company’s products and market has proven to be valuable to the Board in understanding that market and in evaluating and approving the Company’s strategic initiatives in that market. Mr. Cohen’s insights have bee valuable in  identifying and evaluating economic and market challenges faced by the Company, which has been of particular benefit to the Board when reviewing and evaluating marketing and strategic initiatives.

Morris Garfinkle, 62 Director since 2009
Mr. Garfinkle was appointed in 2009 to fill a vacancy on the Board of Directors.  He presently serves as Chairman of the Audit Committee.  Mr. Garfinkle is the Founder, President and CEO of GCW Consulting, a consulting firm based out of Arlington, Virginia, and has operated as such since 2001.  He received his Juris Doctor from Georgetown University and his B.S. in Economics (cum Laude) from the Wharton School of Finance & Commerce, University of Pennsylvania.  Mr. Garfinkle has over 35 years of experience in restructuring, mergers and acquisitions, investment assessment, competitive positioning, strategic planning and capital raising.  His clients have included United Airlines Creditors' Committee, Pension Benefit Guaranty Corporation, Air China and Dallas-Fort Worth International Airport, among many others.  He also served on the Board of Directors of HMSHost from 2000 - 2006. The Company believes that Mr. Garfinkle's financial, business and legal expertise, combined with his experience as an executive and director of other companies, as well as his years of experience providing strategic advisory services, qualifies him to serve as a member of the Board and an effective member of Audit Committee, of which he is the Chairman.

Brian S. Israel, 53 Director since 2007
Mr. Israel was appointed in 2007 to fill a vacancy on the Board of Directors.  He presently serves as Chairman of the Compensation and Nominating Committees.  Mr. Israel spent more than 20 years in the real estate finance industry, during which he managed teams responsible for production; operations; risk management; product development; and technology. In his most recent position, he served from 1989 to 2004 as Vice President and Division Administrator for the Residential Mortgage Division of Harris Trust and Savings Bank.  He is a former Member of the Federal National Mortgage Association's Regional Lender and Affordable Housing Advisory Boards, and in 2000, served as the 80th President of the Illinois Mortgage Banker's Association.
Since retiring from the corporate world in 2004, he has dedicated much of his time and energy to consulting and community service.
• June 2011-present: Board Member – Illinois Jump Start Coalition, a non-profit organization working to enhance the financial capabilities of young people.

• May 2010-present: Advisory Board Member – StepOut USA, a non-profit organization creating social, cultural, recreational and educational connections for adults with learning disabilities.

• April 2009-present: Partner – Money Smart Week, a Midwest financial literacy education program coordinated by the 7th District Federal Reserve Bank.

• May 2007-present: External Director and Compensation and Nominating Committee Chair – Z Trim Holdings, Inc.

• January 2006-present: Principal – Future State Consulting, a sole proprietorship providing strategic planning, training and project management services to businesses and non-profit organizations.

• January 2005-present: Executive Committee Member – River North Residents’ Association, a non-profit community advocacy organization representing nearly 10,000 residents.

• June 2004-present: Partner – North Shore Custom Homes, Ltd., a residential real estate development firm.

Since 2008, Mr. Israel has also been a Member of the Ely Chapter of Lambda Alpha International, an honorary society working to advance the study and practice of land economics. His experience in finance and human resource management, especially as it relates to operational and structural issues, has added substantial value to the deliberations of the Board.  Mr. Israel’s experience in finance and management, especially as it relates to operational and structural issues, has added substantial value to the deliberations of the Board.

Mark Hershhorn, 61 Director since 2007
Mr. Hershhorn has a background in the marketing and operations of nutrition systems, food industry marketing and transactional television.  Mr. Hershhorn was elected to the Board of Directors at the 2007 shareholders’ meeting.  From 1998 to present, he has served as President and co-owner of CKS & Associates Management LLC; President and CEO of CKS & Associates; CEO of Midwest Real Estate Investment LLC; General Partner of New Horizons West LLP, and CEO of New Horizons Real Estate Holdings LLC.  During much of the 1990’s, Mark served as President, CEO and director of National Media Corporation (NYSE-NMC) and as Chairman of the company’s international subsidiary, Quantum International Ltd.  Prior to that, Mark served as Senior Vice President of food operations and joint ventures for Nutri/System, Inc.  During the 1980’s, Mark was Chief Financial Officer, Treasurer, Vice President and director of the Franklin Mint.  Mark has also held positions with companies such as Price-Waterhouse, Pfizer Diagnostics, and Wallace and Wampole Laboratories.  Mark received his BS Degree in Economics from Rutgers University and an MBA from the Wharton School of Finance, University of Pennsylvania. We believe that Mr. Hershhorn’s past experience as CEO of publicly traded companies, as well as in the management of a food company, brings valuable insight to the Board’s strategic planning.

Name and Age	Principal Occupation, Business Experience and Education
Edward Smith III, 36 Director since 2009
Mr. Smith is Managing Partner of Brightline Capital Management, LLC (“BCM”), a New York-based investment firm founded in 2005. BCM is the investment manager of Brightline Ventures I, LLC (“Brightline”) and Brightline Capital Partners, LP. Prior to founding BCM, Mr. Smith worked at Gracie Capital, GTCR Golder Rauner and Credit Suisse First Boston.  Mr. Smith holds a Bachelor of Arts in Social Studies from Harvard College and a Masters in Business Administration from Harvard Business School. Mr. Smith was elected to the Board at the 2009 shareholders’ meeting. We believe that, as a result of his past experience, including managing an investment fund, and his many contacts in the food industry, Mr. Smith adds valuable managerial experience on the Board and an understanding of investor expectations, both of which are important to the Board’s strategic planning and risk management responsibilities.

The following sets forth brief biographical information for the Company’s sole executive officer that does not also serve as a director.

Name and Age	Principal Occupation, Business Experience and Education
Brian Chaiken, 40 Chief Financial Officer since 2008
Mr. Chaiken was hired by the Company to serve as General Counsel and Vice President of Business Development in 2006.  In 2008, Mr. Chaiken was appointed to be the Company’s Chief Financial Officer.  He received his Bachelor of Science in Accountancy from the University of Illinois, Champaign-Urbana and passed the CPA examination on his first sitting.  Mr. Chaiken obtained his Juris Doctorate from DePaul University, and is a member of the Illinois and Florida Bars, as well as those of the Northern District Court of Illinois, United States Court of Appeals of the 11th Circuit and the Southern District Court of Florida.  Prior to joining Z Trim, Mr. Chaiken spent five years as the Executive Vice-President of Legal Affairs for Supra Telecommunications and Information Systems, Inc., a Competitive Local Exchange Carrier (telecommunications provider) in South Florida.  There, Mr. Chaiken was a senior executive for a company with more than 300 employees in Florida, Costa Rica and the Dominican Republic.  He was instrumental in helping the company grow annual revenues from $10 million to approximately $150 million over an 18 month period.  He successfully litigated and arbitrated multi-million dollar disputes involving trademark, anti-trust, fraud, bankruptcy and complex commercial transactions.

CORPORATE GOVERNANCE

Selection Criteria for Directors

The Company’s Board of Directors established a Nominating Committee in 2008.  The related provisions set forth in the Bylaws serve as the charter for the Nominating Committee.  The Board Nominating Committee, composed of two directors of the Company, identifies candidates for director nominees through recommendations solicited from other directors, the Company’s executive officers, search firms or other advisors, shareholders pursuant to the procedures set forth below, and through such other methods as the independent directors deem to be helpful.  Based upon an evaluation of the candidates by the Board Nominating Committee, they recommend to the full Board candidates they have determined to be qualified for serving on the Board.  Effective in 2008, Brian Israel and Mark Hershhorn were appointed as members of the Nominating Committee, with Brian Israel serving as chairman.  During 2010, the Nominating Committee held 2 meetings.

Our Bylaws provide that shareholders, in submitting recommendations to the Nominating Committee for director candidates, shall follow the following procedures:

•
Recommendations for nomination must be received by a date not later than the close of business on the 120th calendar day prior to the calendar date the Company’s proxy statement was filed with the Securities and Exchange Commission in connection with the previous year’s annual meeting of shareholders or special meeting in lieu of annual meeting of shareholders.

•
Such recommendation for nomination shall be made in writing and shall include the following information: (A) name of the shareholder making the recommendation; (B) a written statement disclosing such shareholder’s beneficial ownership of the Company’s securities; (C) name of the individual recommended for consideration as a director nominee; (D) a written statement as to why such recommended candidate would be able to fulfill the duties of a director; (E) a written statement describing how the recommended candidate meets the independence requirements established by the NYSE Amex or any other requirements adopted by the Company; (F) a written statement disclosing the recommended candidate’s beneficial ownership of the Company’s securities; (G) a written statement disclosing relationships between the recommended candidate and the Company which may constitute a conflict of interest; and (H) a written statement by the recommended candidate that the candidate is willing and able to serve on the Board.

Our Bylaws provide that the composition of the Board must meet the independence requirements promulgated by the NYSE Amex or such other requirements as many be adopted by the Company.

The Company requires its directors to possess certain minimum qualifications, including the following:

•
Adequate Experience. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the corporation and should be willing and able to contribute positively to the decision-making process of the corporation.

•
No Conflicts of Interest. Nominees must be free from any relationship that, in the opinion of the Board, would interfere with, or have the appearance of interfering with, the exercise of his or her independent judgment as a member of the Board, including any conflicts of interest stemming from his or her institutional or other affiliations, and candidates should be able to act in the interests of all shareholders.

•
No Prior Bad Acts. Nominees shall not have been convicted of any criminal offense or been subject to any adverse civil judgment in any jurisdiction involving financial crimes, acts involving monies or breach of trust, moral turpitude, misfeasance or malfeasance, or been convicted in any jurisdiction of a crime that is a felony, or been deemed by the Board to have violated company policy

The Company also considers the following qualities and skills in selecting its directors:

•	knowledge of the corporation’s business and industry;

•	prior education;

•	demonstrated ability to exercise sound business judgment;

•	reputation for integrity and high moral and ethical character;

•	potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board as a whole; and

•	diligence and dedication to the success of the corporation.

A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources.

While the Board does not have a separate formal diversity policy, it is the Company’s and the Board’s policy to identify qualified potential candidates without regard to any candidate’s race, color, disability, gender, national origin, religion or creed, and the Company seeks to ensure the fair representation of shareholder interests on the Board through the criteria set forth above. The Company, in selecting its directors, considers the potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board as a whole.  The Board believes that the use of the Nominating Committee’s general criteria, along with non-discriminatory policies, will best result in a Board that shows diversity in many respects. The Board believes that it currently maintains that diversity.

Board of Directors Meetings

During the fiscal year ended December 31, 2010, the Board of Directors held 8 meetings.  Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which they served. The Company expects all of its directors to attend the annual meetings of shareholders.  All directors attended the 2010 annual meeting of shareholders.

Director Independence

Under the Company’s bylaws, the composition of the Board must meet the independence requirements promulgated by the NYSE Amex or such other requirements as many be adopted by the Company.  Based on these standards, the Board of Directors has determined that Messrs. Garfinkle, Hershhorn and Israel are each “independent” under applicable rules and guidelines. Mr. Cohen, as chief executive officer of the Company, and Mr. Smith, as Managing Partner of Brightline Capital Management, LLC (our controlling shareholder), are not considered to be “independent.”

 Our independent directors have the opportunity to meet in executive session, without the other directors or management, as part of each regular Board meeting.

Board Leadership Structure

The Board does not have a formal policy with respect to whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the non-employee directors or management. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders. A Chairman of the Board has not be appointed for the Board. Mr. Cohen currently presides over meetings of the Board of Directors.

Board’s Role in Risk Oversight

The responsibility for the day-to-day management of risk lies with the Company’s management. It is the Board’s role to oversee the risk management process to ensure that it is properly designed, well-functioning and consistent with the Company’s overall corporate strategy. In fulfilling that oversight role, the Board focuses on the adequacy of the Company's risk management process and overall risk management system. The Board believes that an effective risk management system will (i) adequately identify the material risks to the Company’s business, (ii) monitor the effectiveness of the risk mitigating policies and procedures, and (iii) provide management with input with respect to the risk management process.

As noted above, the Board has tasked its Audit Committee to perform a number of the Board’s risk oversight responsibilities. Among other things, the Audit Committee works with management to highlight significant enterprise-wide risks, to evaluate operational plans that are designed to control and mitigate risks and to monitor and review the risk management function. The Audit Committee also is responsible for the internal audit function, with that function reporting directly to the Committee, overseeing the Company’s independent registered public accounting firm, and reviewing reports from management and the internal auditor regarding the adequacy and effectiveness of various internal controls.

In addition to the Audit Committee, both the Board’s Compensation Committee and Nominating Committee consider risks within their respective areas of responsibility. The Compensation Committee oversees risks associated with the Company’s compensation plans and programs and the Nominating Committee oversees risks associated with the Company’s corporate governance policies.

Board Committees

The Board of Directors has three standing committees, all comprised solely of independent directors: Audit, Compensation, and Nominating.  The committees on which our directors currently serve, and the chairs of those committees, are identified in the following table:

Director	Audit	Compensation	Nominating
Morris Garfinkle	Chair
Brian S. Israel		Chair	Chair
Mark Hershhorn		X	X

Messrs. Cohen and Smith are not “independent” directors; therefore, they are not eligible to serve on the Audit and Compensation committees under the independence requirements promulgated by the NYSE Amex and as required by the charters of these committees.

Audit Committee

The Audit Committee met four times in fiscal 2010.  The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants.  Among its other responsibilities, the Committee also is responsible for the receipt, retention and treatment of complaints received by the Company relating to accounting, internal accounting controls or auditing matters and confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.  See also “Report of the Audit Committee.”

Audit Committee Financial Expert

 The Board has determined that Mr. Garfinkle qualifies as an “audit committee financial expert” based on a review of his educational background and business experience.

Compensation Committee

Our Compensation Committee is comprised of two directors.  The Compensation Committee held 2 meetings during the year-ended December 31, 2010.  The Compensation Committee, composed entirely of independent directors, administers the Company’s executive compensation program. The role of the Committee is to oversee Z Trim’s compensation and benefit plans and policies, administer its stock plans (including reviewing and approving equity grants to elected officers) and review and approve annually all compensation decisions for elected officers including those for the CEO and the other executive officers named in the Summary Compensation Table (the “Named Executive Officers”). The Committee submits its compensation decisions for the CEO to the Board for ratification.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) met two times in fiscal 2010.  The Nominating Committee considers candidates for Board membership, reviews the effectiveness of the Board, makes recommendations to the Board regarding directors’ compensation, monitors Z Trim’s compliance efforts, and evaluates and oversees corporate governance and related issues.  The selection criteria considered by the Nominating Committee for Board candidates is set forth above.

Communications with the Board

Any shareholder desiring to communicate with the Board of Directors or one or more of its directors may send a letter addressed to the Board of Directors or the applicable directors in care of the Corporate Secretary at Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.   All such communications must have the sender’s name, address, telephone number and e-mail address, if any, as well as a statement of the type and amount of the Company’s securities the sender holds and any other interest of the sender in the subject of the communication or, if the sender is not a shareholder of the Company, a statement of the nature of the sender’s interest in the Company. Communications will be forwarded to the proper recipient unless they (a) concern individual grievances or other interests that could not reasonably be construed to be of concern to the shareholders or other constituencies of the Company, (b) advocate the Company’s engaging in illegal activities, (c) contain offensive, scurrilous or abusive content, or (d) have no rational relevance to the business or operations of the Company.

Code of Ethics, Committee Charters and Other Corporate Governance Documents

Z Trim regularly reviews and augments its corporate governance practices and procedures. As part of its corporate governance practices, the Company adopted a Code of Conduct and Business Ethics, Corporate Governance Guidelines and written charters for its Audit and Compensation Committees.   The provisions set forth in the Bylaws serve as the charter for the Nominating Committee.  Z Trim has posted on its website, at http://www.ztrim.com, under the link titled “Investor Relations” then “Corporate Governance” (or at http://www.ztrim.com/pages/corporate_governance/95.php), copies of its Code of Conduct and Business Ethics, its Corporate Governance Guidelines and the charters for its Audit and Compensation  Committees, director selection criteria (included as an appendix to our Corporate Governance Guidelines).  If those documents (including the committee charters, the Code of Conduct and Business Ethics and the Corporate Governance Guidelines) are changed, waivers from the Code of Conduct and Business Ethics are granted, or new procedures are adopted, those new documents, changes, waivers and/or procedures will be posted on Z Trim’s corporate website at the address above.

Directors’ Compensation

Employee directors do not receive any separate compensation for their Board activities. Non-employee directors receive $1,500 per in-person meeting in which they attend, and 30,000 shares of common stock with a maximum 35% tax gross up on the fair market value of the shares at the time of the grant not to exceed $10,000 per Board member.

Non-employee directors are reimbursed for travel expenses incurred in conjunction with their duties as directors. Furthermore, the Company will provide the broadest form of indemnification under Illinois law under which liabilities may arise as a result of their role on the Board and payments for reimbursements for expenses incurred by a director in defending against claims in connection with their role, and the director satisfies the statutory standard of care.

Director Compensation Table

The following table sets forth the compensation that was paid by Z Trim to each of our non-employee directors in fiscal 2010:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Morris Garfinkle	$9,720	$58,500	$3,000	$71,220
Mark Hershhorn	$6,725	$58,500	$4,000	$69,225
Edward Smith	$4,500	$58,500	$3,000	$66,000
Brian Israel	$6,725	$58,500	$4,000	$69,225

(1) Included in such fees is a 35% tax gross up paid to each director based on the then-current fair market value of the shares of common stock issued as additional compensation.

(2) Each director received 30,000 shares of common stock on January 26, 2010.  The amounts in the table reflect the grant date fair value of stock awards to the named directors in accordance with Accounting Standards Codification Topic 718, which was $1.25 per share. The ultimate values of the stock awards to the directors generally will depend on the future market price of our common stock, which cannot be forecasted with reasonable accuracy.

(3) The directors agreed to convert a portion of their respective fees for attendance at in-person meetings into investments in the Company’s 2009-2010 Convertible Debt Private Placement Offering.

PROPOSAL TWO

RATIFY THE AUDIT COMMITTEE’S SELECTION OF M&K CPAs, PLCC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012

The Board of Directors proposes that the shareholders ratify the selection by the Audit Committee of M&K CPAs, PLCC (“M&K”) to serve as the Company’s independent registered public accounting firm for the 2012 fiscal year. Pursuant to the Sarbanes-Oxley Act of 2002 and regulations promulgated by the SEC thereunder, the Audit Committee is directly responsible for the appointment of the independent registered public accounting firm. Although shareholder ratification of the Audit Committee’s selection of the independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of M&K to our shareholders for ratification to permit shareholders to participate in this important decision. If the shareholders fail to ratify the Audit Committee’s selection of M&K as the Company’s independent registered public accounting firm for 2012 at the annual meeting, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accounting firm. Representatives of M&K are not expected to be at the annual meeting to answer your questions and to make a statement if they so desire.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF M&K CPAs, PLCC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012 .

REPORT OF AUDIT COMMITTEE

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is located on the Company’s Website at http://www.ztrim.com/filebin/pdf/AuditComitteeCharter.pdf. The Audit Committee reviews and reassesses this charter annually and recommends any changes to the Board for approval.

The functions of the Audit Committee of Z Trim’s Board of Directors include meeting with the Company’s independent auditors and making recommendations to the Board regarding independent auditors; assessing the adequacy of internal controls over financial reporting, accounting methods and procedures; reviewing public disclosures required for compliance with securities laws; and considering and reviewing various other matters relating to the Company’s financial accounting and reporting. No member of the Audit Committee is employed by or has any other material relationship with the Company. The members of the Audit Committee are “independent” under the independence requirements of the American Stock Exchange.

          In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

•	Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent public accountants;

•
Discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and

•
Received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company) and has discussed with the Company's independent public accountants that firm's independence.

   Based on the foregoing, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

          Morris Garfinkle, Chairman

Auditor Fees and Services

        The following is a summary of the fees billed to us by M&K, CPAs, PLLC for professional services rendered for the fiscal year ended December 31, 2010 and December 31, 2009, respectively:

FEE CATEGORY	2011	2010

Audit Fees (1)	$ 80,100	$ 89,484
Audit-Related Fees (2)	$ -	$ -
Tax Fees (3)	$ 4,115	$ -
All Other Fees (4)	$ -	$ -
Total Fees	$ 84,215	$ 89,484

 (1) Audit Fees consist of fees billed for professional services rendered for the audit of our  financial  statements  and for  reviews of the  interim  financial statements included in our quarterly reports on Form 10-Q.

(2) Audit-Related Fees consist of fees billed for professional services rendered for  audit-related  services,  including  consultation  on SEC  filings  and the issuance  of  consents  and  consultations  on other  financial  accounting  and reporting related matters.

(3) Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.

(4) All Other Fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policy

Our  Audit  Committee  Charter  provides  that the  Audit  Committee  shall pre-approve  all  auditing  services,   internal  control-related  services  and permitted  non-audit services  (including the terms thereof) to be performed for us by  our  independent  auditor,  subject  to  the de  minimis  exceptions  for non-audit services described in Section  10A(i)(1)(B) of the Securities Exchange Act of 1934,  as  amended,  which are  approved  by the  Audit Committee  prior to the completion of the service. The Audit Committee may also form and delegate authority to sub-committees consisting of one or more members when appropriate, including the authority to grant  pre-approvals  of audit and  permitted  non-audit  services, provided that decisions of such  subcommittee  to grant  pre-approvals  shall be presented to the full  Committee at its next  scheduled  meeting.  In accordance with the pre-approval policy, the Audit Committee has approved certain specified audit and non-audit services to be provided by M&K CPAs, PLLC for up to twelve (12) months from the date of the pre-approval. Any additional services to be provided by our independent auditors following such pre-approval require the additional pre-approval of the Audit Committee.

EXECUTIVE COMPENSATION

This section provides further information about the compensation paid to, and other compensatory arrangements with, our executive officers.

Z Trim’s compensation philosophy has been, and continues to be, that compensation should drive long-term value creation for our shareowners. Total compensation for each employee should be based on individual and Company performance, market practice, and the value of the employee’s position at Z Trim. Our compensation programs should not encourage unnecessary or excessive risk taking.

Compensation to our named executive officers (“NEOs”) consists solely of cash compensation and the issuance of stock options pursuant to our 2004 Equity Incentive Plan.  We pay base salary in order to provide a predictable level of compensation that is competitive in the marketplace for the position responsibilities and individual skills, knowledge, and experience of each executive.  We provide our NEOs with stock options that are generally available to all of our employees in order to further our goal of attracting and retaining senior executives of outstanding ability.  The Company does not believe that its employee compensation policies are reasonably likely to have a material adverse effect on the Company.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned in the fiscal years ended December 31, 2010 and 2009 by our chief executive officer and the two most highly paid executive officers whose total  salary and bonus awards  exceeded  $100,000 for the fiscal years ended  December 31, 2010 and 2009(collectively, the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)*	Total ($)
Steven J. Cohen President and Chief Executive Officer	2010	$138,541	$336,000	$474,541
	2009	141,181	346,500	487,681
Brian Chaiken Chief Financial Officer, Chief Legal Officer and Secretary	2010	118,340	304,500	422,840
	2009	114,751	318,150	432,901
Triveni Shukla Former Vice President (2)	2010	102,350	116,000	218,350
	2009	141,153	318,150	459,303

* Pursuant to new SEC rules, the amounts in the “Options Awards” column for fiscal 2009 have been revised from the Company’s prior proxy statements to reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification Topic 718 (“ASC 718”). The “Total” column has been updated accordingly.

(1)  The amounts in this column reflect the dollar amount recognized as expense with respect to stock options for financial statement reporting purposes during the twelve months ended December 31, 2009 and 2010 in accordance with applicable accounting standards.  Steve Cohen received 210,000 options at a strike price of $1.60 and 315,000 options at a strike price of $1.10 in 2010, but also had 210,000 options at a strike price of $0.47 cancelled.  Brian Chaiken received 210,000 options at a strike price of $1.45 and 315,000 options at a strike price of $1.01 in 2010, but also had 210,000 options at a strike price of $0.45 cancelled.  Triveni Shukla received 210,000 options at a strike price of $1.45 and 315,000 options at a strike price of $1.01 in 2010, but also had 210,000 options at a strike price of $0.45 cancelled.

(2)  Triveni Shukla ceased being a Vice President of the Company in June 2010.

Employment Agreements

In 2006, the Company entered into an employment agreement with Steven J. Cohen setting forth the terms of his employment as Z Trim’s President.  Mr. Cohen’s employment under the employment agreement was for an initial term of three years and is now renewable on an annual basis for a one year term based on the mutual desire of the parties.  Either Mr. Cohen or Z Trim can terminate the employment agreement without cause on thirty days written notice.  If Mr. Cohen is terminated for any reason other than disability or death, Z Trim is not required to make any further payments to Mr. Cohen other than with respect to obligations accrued on the date of termination.  In the event that Mr. Cohen is terminated by reason of disability or death, Z Trim is required to provide Mr. Cohen or his estate any benefits set forth in any of the Company’s benefit programs or plans on the date of termination.

 Under Mr. Cohen’s employment agreement, Z Trim is also protected from competition by Mr. Cohen after his employment with Z Trim would cease. Upon termination, Mr. Cohen agrees to not interfere with the relationships between the suppliers, customers or agents of Z Trim for six months, and that he will not compete with Z Trim over the same period in any county of any state in which Z Trim is providing service at the time of termination.  Further, Mr. Cohen has agreed to related confidentiality requirements after the termination of his employment.

In 2007, the Company entered into an employment agreement with Brian Chaiken setting forth the terms of his employment as Z Trim’s General Counsel and Vice President of Business Development.  Mr. Chaiken’s employment under the employment agreement is at will.  If Mr. Chaiken is terminated for cause, Z Trim is not required to make any further payments to Mr. Chaiken other than with respect to obligations accrued on the date of termination.  If Z Trim terminates Mr. Chaiken without cause, Mr. Chaiken is entitled to receive a severance payment equal to his wages at the time he is terminated for a minimum of six months, with an additional two months for each year of completed service on a pro-rata basis, up to a maximum of two years.  Under Mr. Chaiken’s employment agreement, a termination for a “cause” would occur if  Mr. Chaiken did any of the following: (i) committed or participated in an act of fraud, gross neglect, misrepresentation, embezzlement or dishonesty against the Company; (ii) committed or participated in any other injurious act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent against the Company, monetarily or otherwise; (iii) engaged in a criminal enterprise involving moral turpitude; (iv) engaged in an act or acts constituting a felony under the laws of the United States or any state thereof or in any act or acts resulting in the loss of any state or federal license required for Mr. Chaiken to perform his material duties or responsibilities for the Company; or (v) Mr. Chaiken’s breach of any provision of the employment agreement. Mr. Chaiken would also be provided with COBRA expenses for family health insurance for 9 months following his separation from Z Trim.

 Under Mr. Chaiken’s employment agreement, Z Trim is also protected from competition by Mr. Chaiken after his employment with Z Trim would cease. Upon termination, Mr. Chaiken agrees to not interfere with the relationships between the suppliers, customers or agents of Z Trim for twelve months, and that he will not compete with Z Trim over the same period and any target market in which it engages in or may engage in the future.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
December 31, 2010

The following table sets forth information about Z Trim stock and option awards held by the named executive officers that were outstanding at the end of fiscal 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Steven Cohen	315,000	--	1.10	05/10/15
	210,000	--	1.60	01/19/15
Brian Chaiken	315,000	--	1.01	05/10/15
	210,000	--	1.45	01/19/15
Triveni Shukla	315,000	--	1.01	05/10/15
	210,000	--	1.45	01/19/15

OPTION EXERCISES AND STOCK VESTED
2010

          There were no Z Trim stock options that were exercised by the named executive officers in fiscal 2010. There were no outstanding awards of restricted stock in fiscal 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents certain information as of September 22, 2011, regarding the beneficial ownership of the Z Trim common stock held by each director or nominee for director, each executive officer appearing in the “Summary Compensation Table” included in “Executive Compensation” and all directors and executive officers as a group.  As of September 22, 2011, the Company had 13,446,276 shares of common stock outstanding.

Name and Address (1)	Shares Beneficially Owned (2)	Percentage of Shares Outstanding
Steven J. Cohen	770,700	5.4%
Mark Hershhorn	452,834	3.3%
Brian S. Israel	215,297	1.6%
Morris Garfinkle	595,171	4.2%
Edward Smith III	142,500 (3)	1.1%
Brian Chaiken	770,700	5.4%

All executive officers and directors as a group (6 persons)	2,682,443 (3)	16.6%

(1) The address for each stockholder listed in the table is c/o Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.
(2)  The specified persons have sole voting and sole dispositive powers as to all shares, except as otherwise indicated. The amounts include shares subject to promissory notes which are convertible currently or within 60 days of September 22, 2011.  Such shares include those held by the following individuals for the indicated number of shares: Mr. Cohen (770,700), Mr. Hershhorn (302,968), Mr. Israel (80,431), Mr. Garfinkle (309,992), Mr. Smith (37,500) and Mr. Chaiken (770,700), and all current executive officers and directors as a group (2,272,291).

(3)  This figure excludes the 28,836,221 shares beneficially owned by Brightline Ventures I, LLC, which is described in the table below setting forth persons known to us to be owners of more than 5% of our common stock.  Mr. Smith is the Managing Partner of Brightline Capital Management, LLC, an investment management firm that serves as the investment manager of Brightline Ventures I, LLC.

     The following table presents certain information as of September 22, 2011 regarding the beneficial ownership of the Z Trim common stock held by each known 5%-or-greater shareholder of Z Trim.

Name and Address	Shares Beneficially Owned (1)	Percentage of Shares Outstanding
Brightline Ventures I, LLC 1120 Avenue of the Americas, Suite 1505 New York, NY 10036	28,836,221	68.2%

(1)  Brightline Capital Management, LLC ("Brightline Capital"), together with Brightline Ventures I, LLC ("Brightline Ventures"), Nick Khera and Edward B. Smith, III filed a report on Schedule 13D/A dated March 18, 2011, reporting shared voting power as to 28,836,221 shares of common stock and shared dispositive power as to 28,836,221 shares. Messrs. Khera and Smith are the managing members of Brightline Capital, an investment management firm that serves as the investment manager of Brightline Ventures.  The amounts include 25,921,721 shares that are issuable within 60 days upon exercise or conversion of promissory notes convertible, Series I Preferred Stock, Series II Preferred Stock held by Brightline Ventures and exclude Mr. Smith’s beneficial ownership of 142,500 shares set forth in the table above.

The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this proxy statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

Certain Transactions and Relationships with the Company

Director Edward Smith III is a Managing Member of Brightline Ventures I, LLC (“Brightline”), which owns 69.08% of the Company, as set forth in the Beneficial Ownership Table above.  In fiscal 2010, and subsequently, we engaged in several transaction with Brightline.

On March 18, 2011, we entered into a private placement subscription agreement with Brightline pursuant to which we sold 332.6697 units, consisting of Preferred Stock and warrants, for an aggregate offering price of $3,326,697.  Each of the units (individually, a “Unit” and collectively, the “Units”) consists of 2,000 shares of Series II 8% Convertible Preferred Stock (“Series II Preferred Stock”) and one warrant (a “Warrant”) at an Original Issue Price of $10,000 per Unit.  The Series II Preferred Stock was issued with rights to: (i) a dividend which accrues cumulatively on a daily basis at the rate of 8% per annum of the Original Issue Price payable in shares of the Common Stock; (ii) conversion into such a number of shares of Common Stock determined by dividing the Original Issue Price by the Conversion Price, initially, $1.00; (iii) a liquidation preference equal to the sum of the Original Issue Price and an amount equal to 8% of the Original Issue Price for each 12 months that passed since the date of issuance of any of the Series II Preferred Stock; and (iv) mandatory redemption, by the Company, 24 months from the date of issuance of the Series II Preferred Stock at a redemption price equal to the Original Issue Price plus any accrued but unpaid dividends. The dividend component on liquidation and redemption is payable in shares of the Common Stock of the Company. Payment of the dividend, mandatory redemption and any provisions requiring payment on the Series II Preferred Stock are deferred until the 2008 Notes due in 2010 and the 2009 8% Senior Secured Convertible Notes due in 2011 and 2012 (the "2009 Notes")  are paid in full or until any such restrictions are waived. Such deferral, even if the maturity dates on the Notes are extended, will not constitute a default under the Series II Preferred Stock terms. The Series II Preferred Stock terms may be amended by the Company and the consent of the holders of the majority of the outstanding shares of Preferred Stock and such majority may also waive an adjustment to the Conversion Price. The Series II Preferred Stock is convertible into a total of 3,326,697 shares of Common Stock, exclusive of the shares of Common Stock issuable in connection with the 8% dividend.

Brightline also received one five-year Warrant as part of each Unit purchased, pursuant to which the holder may purchase 15,000 shares of Common Stock per Unit with an exercise price of $1.50 per share (“Warrants”). The total warrants issued were 4,990,046.

We also entered into a registration rights agreement with Brightline pursuant to which we agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock underlying the Series II Preferred Stock and Warrants.  In connection with the offering, Brightline, as the holder of a majority of the warrants issued in connection with the Company’s 2009 Notes (the "2009 Warrants") waived any price adjustment with respect to the 2009 Warrants.  Brightline also waived any price adjustment with respect to the warrants issued in connection with the Series I 8% Convertible Preferred Stock (the "Series I Preferred Stock Warrants") it purchased from the Company.  The Company obtained similar waivers from the other holders of the Series I Preferred Stock Warrants and the 2009 Warrants.

The Company does not have a written policy with respect to related party transactions.  However, all such transactions are reviewed and approved by the Board of Directors prior to finalization.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, officers and directors of the company and persons who beneficially own more than 10% of our common shares are required to file with the SEC and furnish to the company reports of ownership and change in ownership with respect to all equity securities of the company. Based solely on our review of the copies of such reports received by us during or with respect to the fiscal year ended December 31, 2010 and written representations from such reporting persons, we believe that our officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals.

By Order of the Board of Directors

Brian Chaiken
Chief Financial Officer, Chief Legal Officer and Secretary

Mundelein, Illinois
October 12, 2011

A copy, without exhibits, of Z Trim’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2010 will be provided without exhibits and without charge to any record or beneficial owner of Company common stock upon the written request of that person directed to: Brian Chaiken, Secretary, Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060. The 10-K provides a list of exhibits, which will be provided for a reasonable fee to reflect duplication and mailing costs; exhibits are also available through the SEC’s website at www.sec.gov.

Z TRIM HOLDINGS, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 1, 2011

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any prior appointment, the undersigned hereby appoints Steven J. Cohen and Brian Chaiken,  or any one or all of them, as proxy with full power of substitution, to vote all shares of Common Stock which the undersigned has power to vote at the Annual Meeting of Shareholders of Z Trim Holdings, Inc., to be held at 10:00 a.m. Central Standard Time on December 1, 2011 at the DoubleTree Hotel, 510 E. IL Rt. 83, Mundelein, Illinois, 60060 and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares including the right in their discretion to cumulate and distribute the aggregate votes in respect of such shares as they choose among those nominees as to whom the undersigned has not withheld authority and with discretionary authority to act on such other matters as may properly come  before the meeting or any adjournments or postponements thereof.

This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE and TWO.  This Proxy will be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

 (PLEASE VOTE AND SIGN AND DATE ON THE OTHER SIDE)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 Z TRIM HOLDINGS, INC.

This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote "FOR" Proposals I and II.

1.   PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees: Steven J. Cohen, Morris Garfinkle, Brian S. Israel, Mark Hershhorn, Edward Smith III

□ For All Nominees                                                                              ○ Steven J. Cohen                                    __________
□ Withhold Authority for All Nominees                                                                                                  ○  Morris Garfinkle                                             __________
□ For All Except (see Instructions below)                                                                                                ○  Brian S. Israel                                                 __________
□ For All Except (See instructions below)                                                                                                 ○  Mark Hershhorn                                            __________
                                                                                      ○  Edward Smith III                                             __________

INSTRUCTIONS: To withhold authority to vote for any individual nominees, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here (●).  To cumulate your vote for one or more of the above nominee(s) write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s).  If you are cumulating your vote, do not mark the circle.  If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone. ●

2.   PROPOSAL TWO

APPROVAL OF M&K CPAS, PLLC AS PUBLIC ACCOUNTANT.

[_] For           [_] Against         [_] Abstain

3.  OTHER BUSINESS MATTERS.   In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

Please indicate whether you will attend the Annual Meeting of Shareholders on December 1, 2011.

          I          |_| plan      |_| do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE________________________________________     Date ____________________

SIGNATURE ________________________________________    Date ____________________
Signature if held jointly

NOTE: Please sign exactly as name appears here on.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

Vote Online, by Telephone or Mail 24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote online and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy online or by telephone you do NOT need to mail back your proxy card.